Ivy Funds

Supplement dated November 14, 2014 to the

Ivy Emerging Markets Local Currency Debt Fund Statement of Additional Information

dated April 30, 2014

and as supplemented September 24, 2014

The following is inserted as a new paragraph following the last paragraph of the “The Fund, Its Investments, Related Risks and Restrictions — Securities — General” section on page 6:

The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its investment adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

The following footnote to the second table of the “Investment Advisory and Other Services — Compensation to Broker-Dealers and Other Financial Intermediaries — Sales Charges for Class A and Class E (when offered) Shares” section on page 55 is deleted in its entirety:

*	IFDI will pay Waddell & Reed 0.50% on any level of investments made in Class A and Class E shares with no initial sales charge.

All references to “clients of Waddell & Reed or Legend” on pages 61, 65-66, 68 and the top of page 69 should read as follows:

…clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with Waddell & Reed…

Supplement	Statement of Additional Information	1